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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934





        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 7, 2004



                          EXTENDED SYSTEMS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                    000-23597               82-0399670
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)



                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (208) 322-7575
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On January 7, 2004, Extended Systems Incorporated, a Delaware corporation, issued a press release announcing the resignation of John M. Russell from the company's Board of Directors. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    Exhibit 99.1 Extended Systems Incorporated Press Release issued January 7, 2004.
























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 7, 2004                      EXTENDED SYSTEMS INCORPORATED


                                           By: /s/ VALERIE A. HEUSINKVELD
                                               ---------------------------
                                               Valerie A. Heusinkveld
                                               Vice President of Finance
                                                and Chief Financial Officer


















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                                  EXHIBIT INDEX

Exhibit
Number
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99.1        Extended Systems Incorporated Press Release issued January 7, 2004.
























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